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                                                                    EXHIBIT 3.11


CERTIFICATE OF INCORPORATION
A STOCK CORPORATION


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FIRST:  The name of this Corporation is PATTEN HOMES, INC.

SECOND: Its Registered Office in the State of Delaware is to be located at 32 Loockerman Square,

Suite L-100      Street, in the City of Dover

County of Kent           Zip Code 19901          The Registered Agent in charge

thereof is The Prentice-Hall Corporation System, Inc.

THIRD: The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH: The amount of the total authorized capital stock of this corporation is

1,000 shares of common stock at .01 per share      Dollars ($     ) divided

into                       shares, of              Dollars ($     ) each.

FIFTH:  The name and mailing address of the incorporator are as follows:

                  Name     PATRICK E. RONDEAU

                  Mailing Address           5295 Town Center Road
                                            Boca Raton, FL       Zip Code 33486

I, THE UNDERSIGNED, for the purpose of forming a corporation under the laws of the State of Delaware, do make, file and record this Certificate, and do certify that the facts herein stated are true, and I have accordingly hereunto set my hand this 25th day of April, A.D. 1994.


                                                 /s/ Patrick E. Rondeau
                                                 -------------------------------
                                                 Incorporator



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            CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION

                                       OF

                               PATTEN HOMES, INC.

         It is hereby certified that:

         1. The name of the corporation (hereinafter called the "corporation") is

                               PATTEN HOMES, INC.

         2. The certificate of incorporation of the corporation is hereby amended by striking out Article "FIRST" thereof and by substituting in lieu of said Article the following new Article:

                  FIRST: The name of the corporation is Patten Communities, Inc. (the "corporation")

The effective time of the amendment herein certified shall be February 1, 1995.

Signed and attested to on January 30, 1995.

                                            /s/ Patrick E. Rondeau
                                            ------------------------------------
                                            Patrick E. Rondeau, President

Attest:



/s/ W. Randy Steinbeck
--------------------------------------------
W. Randy Steinbeck, Assistant Secretary




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STATE OF FLORIDA                            )
                                                     SS:
COUNTY OF PALM BEACH                        )

         BE IT REMEMBERED that, on January 30, 1995, before me, a Notary Public duly authorized by law to take acknowledgment of deeds, personally came Patrick
E. Rondeau, Vice President of Patten Homes, Inc., who duly signed the foregoing instrument before me and acknowledged that such signing is his act and deed, that such instrument as executed is the act and deed of said corporation, and that the facts stated therein are true.

         GIVEN, under my hand on January 30, 1995.

                                             /s/ Jeffrey C. Lorenz
                                             ---------------------------------
                                             Notary Public




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            CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION

                                       OF

                            PATTEN COMMUNITIES, INC.

         It is hereby certified that:
         Pursuant to Section 242 of the General Corporation Laws of Delaware

         1. The name of the corporation (hereinafter called the "corporation") is

                            PATTEN COMMUNITIES, INC.

         2. The certificate of incorporation of the corporation is hereby amended by striking out Article "FIRST" thereof and by substituting in lieu of said Article the following new Article:

                  FIRST: The name of the corporation is Bluegreen Communities, Inc. (the "corporation")

The effective time of the amendment herein certified shall be May 1, 1996.

Signed and attested to on April 12, 1996.

                                                 /s/ Patrick E. Rondeau
                                                 -------------------------------
                                                 Patrick E. Rondeau, President

Attest:



/s/ W. Randy Steinbeck
-------------------------------------------
W. Randy Steinbeck, Assistant Secretary




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STATE OF FLORIDA                            )
                                                SS:
COUNTY OF PALM BEACH                        )

         BE IT REMEMBERED that, on April 12, 1996, before me, a Notary Public duly authorized by law to take acknowledgment of deeds, personally came Patrick
E. Rondeau, President of Patten Communities, Inc. who duly signed the foregoing instrument before me and acknowledged that such signing is his act and deed, that such instrument as executed is the act and deed of said corporation, and that the facts stated therein are true.

         GIVEN, under my hand on April 12, 1996.

                                                   /s/ JEFFREY C. LORENZ
                                                   -----------------------------
                                                   Notary Public